ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF

Schedule of Investments

March 31, 2022 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 97.5%

Debt Fund – 39.0%
iShares 20+ Year Treasury Bond ETF(a)	10,343	$1,366,103
Vanguard Long-Term Bond ETF	5,669	519,791
Total Debt Fund		1,885,894

Equity Fund – 58.5%
Invesco QQQ Trust Series 1	3,532	1,280,491
iShares US Technology ETF	5,469	563,526
Technology Select Sector SPDR Fund	6,171	980,757
Total Equity Fund		2,824,774

Total Exchange Traded Funds
(Cost $4,764,040)		4,710,668

MONEY MARKET FUND – 2.6%
Fidelity Investments Money Market Government Portfolio – Class I, 0.01%(b)
(Cost $126,799)	126,799	126,799

REPURCHASE AGREEMENTS – 14.8%(c)
BofA Securities, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $249,002, (collateralized by various U.S. Government Agency Obligations, 2.00%-4.00%, 02/01/36-03/01/52, totaling $253,980)	$249,000	249,000
Daiwa Capital Markets America, dated 03/31/22, due 04/01/22, 0.30%, total to be received $214,939, (collateralized by various U.S. Government Agency Obligations, 0.00%-6.50%, 04/05/22-04/01/52, totaling $219,236)	214,937	214,937
RBC Dominion Securities, Inc., dated 03/31/22, due 04/01/22, 0.30%, total to be received $249,002, (collateralized by various U.S. Government Agency Obligations, 0.00%-5.50%, 04/26/22-03/20/52, totaling $253,980)	249,000	249,000

Total Repurchase Agreements
(Cost $712,937)		712,937

Total Investments – 114.9%
(Cost $5,603,776)		5,550,404
Liabilities in Excess of Other Assets – (14.9%)		(721,382)
Net Assets – 100.0%		$4,829,022

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $700,024; the aggregate market value of the collateral held by the fund is $712,937.
(b)	Rate shown reflects the 7-day yield as of March 31, 2022.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES Q PORTFOLIO BLENDED ALLOCATION ETF

Schedule of Investments (continued)

March 31, 2022 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2022, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$4,710,668	$–	$–	$4,710,668
Money Market Fund	126,799	–	–	126,799
Repurchase Agreements	–	712,937	–	712,937
Total	$4,837,467	$712,937	$–	$5,550,404

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Debt Fund	39.0%
Equity Fund	58.5
Money Market Fund	2.6
Repurchase Agreements	14.8
Total Investments	114.9
Liabilities in Excess of Other Assets	(14.9)
Net Assets	100.0%